UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Japan Equity Fund, Inc.
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Aberdeen Japan Equity Fund, Inc.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
JUNE 19, 2019

To the Stockholders of
Aberdeen Japan Equity Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Aberdeen Japan Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.), 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania 19103, on Wednesday, June 19, 2019, at 10:30 a.m., Philadelphia time, for the following purposes:

1.  To consider and vote upon the election of one Class II Director of the Fund, to serve until the 2022 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualifies.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The proposed election of a Director (the "Proposal") is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on April 22, 2019 (the "Record Date"). If you attend the Annual Meetings, you may vote your shares in person.

You are cordially invited to attend the Meeting. Any stockholder who does not expect to attend the Meeting in person is requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may nevertheless vote in person at the Meeting if you choose to attend. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to stockholders on or about May 10, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Stockholders to be Held on June 19, 2019: This Notice and the Proxy Statement are available on the Internet at https://www.aberdeenjeq.com/en-us. On this website, you will be able to access the Notice, the Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

May 10, 2019

Aberdeen Japan Equity Fund, Inc.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the ABERDEEN JAPAN EQUITY FUND, INC., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.), 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania 19103, on Wednesday, June 19, 2019, at 10:30 a.m., Philadelphia time and at any adjournments thereof. A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement. This Proxy Statement and proxy card are first being made available to stockholders on or about May 10, 2019.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR the proposed election of a Director (the "Proposal"). The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any stockholder giving a proxy in advance of the Meeting has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Aberdeen Standard Investments Inc. ("ASII"), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103), by executing a superseding proxy or by attending the Meeting in person and voting at the Meeting. Shares owned by any stockholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, votes against and abstentions will be treated as shares that are present at the Meeting.

With regard to approval of the Proposal, the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of the Director for the Fund, any abstentions will not be counted as votes cast and will have no effect on the result of the vote.

On September 16, 2015, the Fund announced that the Board of Directors adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015. The corporate governance guidelines include (i) a resignation policy which generally provides that an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of stockholders shall be deemed to have tendered his or her resignation, subject to the Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the engagement of the existing investment manager of the Fund that Independent Director will be put forth for consideration by stockholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting or the holders of a majority of the stock present in person or by proxy may adjourn the Meeting without notice other than announcement at the Meeting until the requisite amount of stock entitled to vote at the Meeting shall be present Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The Board has fixed the close of business on April 22, 2019 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 13,405,892 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, June 19, 2019 at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103: The Proxy Materials and the Fund's most recent annual report are available on the Internet at https://www.aberdeenjeq.com/en-us. The Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the Fund's investor relations program at Aberdeen Standard Investments Inc.'s principal executive offices, c/o Aberdeen Standard Investments Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, attention: Aberdeen Japan Equity Fund, Inc.: Investor Relations, or by calling collect at 1-800-522-5465.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL DESCRIBED IN THE NOTICE OF MEETING.

Proposal: ELECTION OF DIRECTOR

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies FOR the election of the nominee listed below as a Director of the Fund.

(i)  Rahn Porter, as a Class II Director, to serve until the 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

The terms of the nominee for Director will expire on the date on which Directors are elected at the Annual Meeting of Stockholders of the Fund in the year stated above or the date that his successor is elected and qualified. If the nominee should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board to replace the nominee. The election of the nominee as a Director of the Fund will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. A majority of the Fund's outstanding shares as of the Record Date, represented in person or represented by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of determining the presence of a quorum at the Meeting, votes against and abstentions will be treated as shares that are present at the Meeting. For purposes of the Proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote,

The nominee for Director of the Fund has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board has no reason to believe that the nominee named above will become unavailable for election as a Director, but if that should occur before the meeting for the Fund, the persons named as proxies in the proxy cards will vote for such person as the Board of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning the nominee for Director of the Fund, as well as the other current Directors of the Fund. Neither the Director nominee nor any other current Director of the Fund is considered to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Director").

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Radhika Ajmera c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market St., 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1964	Ms. Ajmera has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company since 2015 and of Aberdeen Japan Equity Fund since 2014 where she was appointed chair, effective December 2017. Ms. Ajmera has over twenty years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	2014	$0-$10,000	$0-$10,000	1	Director of Aberdeen Asia- Pacific Income Investment Company Limited
Anthony S. Clark 3307 N. Columbus St. Arlington, VA 22207 Year of Birth: 1953	Mr. Clark has been a Managing Member of Innovation Capital Management, LLC, an investment adviser since January 2016. From 2011 to 2013, Mr. Clark served as Chief Investment Officer of the Pennsylvania State Employees' Retirement System.	2015	$0-$10,000	$0-$10,000	1	Director of The Taiwan Fund, Inc.

Name, Address of Nominee/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities Owned in the Fund(2)	Aggregate Dollar Range of Equity Securities Owned in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Richard J. Herring c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Mr. Herring is Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since 1972. He is also Founding Director, Wharton Financial Institutions Center since 1994. In addition, he is a member of the Systemic Risk Council and the FDIC's Systemic Resolution Advisory Council. He was Co-chair of the Shadow Financial Regulatory Committee, from 2000 to 2016; and Executive Director of the Financial Economists Roundtable, from 2008 to 2016.	2007	$10,001-50,000	$10,001-50,000	1

Trustee, Deutsche Asset Management Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank, Delaware from 2010 to 2018; Director, Aberdeen Singapore Fund, Inc. from 2007 to 2018; Director of The Thai Capital Fund from 2007 to 2013.

Rahn K. Porter† 944 E. Rim Road Franktown, CO 80116 Year of Birth: 1954	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013. Previously he was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015.	2007	$10,001-50,000	Over $100,000	26

Director, CenturyLink Investment Management Company since 2006; Director, BlackRidge Financial, Inc., since 2005; Director, Aberdeen Singapore Fund, Inc. from 2007 to 2018; Director of The Thai Capital Fund from 2007 to 2013.

(1)  Each director serves for a three year term. The current term for Ms. Ajmera and Messrs. Clark, Herring and Porter ends at the annual stockholder meeting in 2021, 2020, 2020, and 2019, respectively.

(2)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of April 30, 2019. "Family of Investment Companies" includes the Fund and other registered investment companies advised by Aberdeen Standard Investments (Asia) Limited or its affiliates which hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  As of May 10, 2019, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, the Aberdeen Funds (which consist of 24 portfolios) and the Aberdeen Investment Funds (which consists of 4 portfolios) are U.S. registered funds that have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund. Ms. Ajmera serves as a Director of Aberdeen Asia-Pacific Income Investment Company Limited and Mr. Porter serves as Trustee of Aberdeen Funds and Director of Aberdeen Emerging Markets Equity Income Fund, Inc.

†  Nominee for Director.

Additional Information about the Board of Directors

The Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on the Board. The Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with Aberdeen Standard Investments (Asia) Limited ("ASIAL") (formerly, Aberdeen Asset Management Asia Limited), the Fund's investment manager, other services providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or academic positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen Standard fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director. Ms. Ajmera—financial background in fund management; Mr. Clark—financial background in investment management for public pension plans and a private foundation; Mr. Herring—financial background as professor of finance and board experience with other closed-end investment companies and public companies; and Mr. Porter—business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of another fund within the Aberdeen Standard complex.

The Board believes that the significance to the Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (the "Commission"), do not constitute holding out the Board or any Director as having any special expertise or experience, and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Based on the information furnished by each of the Directors as of April 30, 2019, neither any of the Directors nor any immediate family member of the Directors owned any securities of the investment manager, or any of its affiliates, of the Fund as of such date.

The Fund's Board held four regular meetings during its fiscal year ended October 31, 2018. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, no Director attended the meeting.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's (the "NYSE") Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Audit Committee are Messrs. Clark, Herring and Porter and Ms. Ajmera. Mr. Porter has been designated as the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Fund's Audit Committee met two times during its fiscal year. The report of the Fund's Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 14 and 15 of this Proxy Statement.

The Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Nominating and Compensation Committee are Messrs. Clark, Herring and Porter and Ms. Ajmera. The Fund's Nominating and Compensation Committee did not meet during its last fiscal year.

Process of Evaluation of Independent Director Candidates

The Fund's Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfil their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors of the Fund.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund's commitment to independent oversight is demonstrated by the fact that all of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund's investment manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Fund's investment manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Fund

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	September 2012

Currently, Director, Vice President and Head of Product—Americas for ASII, overseeing Product Management and Product Development for ASII's registered and unregistered investment companies in the US and Canada. Mr. Goodson joined Aberdeen in 2000.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers (continued)
Joseph Andolina* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer, Vice President—Compliance	March 2017

Currently, Head of Conduct and Compliance-Americas / Deputy Chief Risk Officer (since 2017) for ASII. Prior to that, Mr. Andolina was Deputy Head of Compliance—Americas. Mr. Andolina joined Aberdeen in 2012 as U.S. Counsel.

Jeffrey Cotton* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Vice President—Compliance	September 2012	Currently, Interim Global Head of Conduct & Compliance for Aberdeen Standard Investments. He joined Aberdeen in 2010 as Head of Compliance—Americas.
Andrea Melia* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	September 2012

Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas for Aberdeen Standard Investments Inc. ("ASII") (formerly, Aberdeen Asset Management Inc.). Ms. Melia joined ASII as Head of Fund Administration—US in 2009.

Megan Kennedy* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	September 2012	Currently, Head of Product Management for ASII since 2009. Ms. Kennedy joined ASII in 2005.
Bev Hendry* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	December 2014

Currently, Chairman—Americas (since 2018) and a member of the Aberdeen Standard Management Executive Committee. He previously held the positions of Chief Executive Officer of Americas from 2016 to 2018, Co-Head of Americas and Chief Financial Officer for ASII until 2016. Mr. Hendry first joined ASII in 1987 and helped establish ASII's business in the Americas in Fort Lauderdale. Mr. Hendry left ASII in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined ASII from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Jennifer Nichols* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	September 2012

Currently, Head of Legal—Americas for ASII. since 2018. Previously, Global Head of Legal for Aberdeen Asset Management Inc. from 2012 to 2018. Ms. Nichols serves as a Director and Vice President for ASII since 2010. She previously served as Head of Legal—Americas from 2010-2012. She joined ASII in October 2006.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers (continued)
Christian Pittard* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	September 2012

Currently, Group Head of Product Opportunities and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of ASII.

Lucia Sitar* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	September 2012	Currently, Vice President and Managing U.S. Counsel for ASII. Ms. Sitar joined ASII as U.S. Counsel in July 2007.
Sharon Ferrari* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	March 2014	Currently, Senior Fund Administration Manager—US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Heather Hasson* Aberdeen Standard Investments Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	September 2012	Currently, Senior Product Manager for ASII since 2009. Ms. Hasson joined ASII as a Fund Administrator in 2006.

*  Messrs. Goodson, Cotton, Andolina, Hendry, and Pittard and Mses. Nichols, Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Property Fund, Aberdeen Standard Investment ETFs, the Aberdeen Funds (which consists of 24 portfolios) and Aberdeen Investment Funds (which consists of 4 portfolios), all of which may be deemed to be a part of the same "Fund Complex."

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of the Fund not affiliated with the Fund's investment manager was $186,282 and $160,300 for the fiscal years ended October 31, 2018 and 2017, respectively. Effective June 12, 2018, each such non-affiliated Director receives fees, paid by the Fund, of $2,500 for each Directors' meeting attended in person, $2,500 for each Directors' meeting attended by telephone, $1,500 for each telephonic audit committee meeting and an annual fee of $22,000. The Chair of the Board of Directors receives an additional $10,000 annually. The Chair of the Fund's Audit Committee receives an additional $5,000 annually.

The officers of the Fund did not receive any compensation from the Fund. As of April 30, 2019, all of the Fund's Directors are independent. ASII, which pays the compensation and certain expenses of the officers of ASII who serve as officers of the Fund, receives administration fees from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund(1)	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Radhika Ajmera	$30,393	$30,393
Anthony Clark	$27,250	$27,250
David G. Harmer(2)	$17,212	$29,586
Richard J. Herring	$27,250	$39,624
Rahn K. Porter	$30,750	$172,771

(1)  Paid through fiscal year end October 31, 2018.

(2)  Mr. Harmer retired from the Fund effective June 12, 2018.

INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited) serves as the investment manager to the Fund and its principal office is located 21 Church Street #01-01, Capital Square Two, Singapore 049480. ASIAL is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scottish company, located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies, which changed its name to Standard Life Aberdeen plc ("Standard Life Aberdeen"). Standard Life Aberdeen, located at Standard Life House, 30 Lothian Road, Edinburgh EH1 2DH, is a Scottish limited company listed on the London stock exchange. As a result of the merger, ASIAL is an indirect subsidiary of Standard Life Aberdeen.

In rendering investment advisory services, ASIAL may use the resources of investment advisor subsidiaries of Standard Life Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Standard Life Aberdeen affiliates, including the Fund, as associated persons of the investment manager. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

Aberdeen Standard Investments Inc. (formerly Aberdeen Asset Management Inc.) serves as the administrator to the Fund and its principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. ASII also provides investor relations services to the Fund under an investor relations services agreement. Messrs. Andolina, Goodson, Hendry and Mmes. Melia, Nichols, and Sitar, who serve as officers of the Fund, are also directors and/or officers of ASII. ASII is an indirect subsidiary of Standard Life Aberdeen.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires the Fund's officers and Directors, certain officers and directors of the investment manager, affiliates of the investment manager and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE.

Based solely upon the Fund's review of the copies of such filings received by it and written representations from the Directors and officers of the Fund and the filings by the beneficial holders of greater than 10% of a Fund's shares, to the knowledge of the Fund, for the fiscal year ended October 31, 2018, the filings required by the Exchange Act were made on a timely basis, except that one late Form 4 filing was made on behalf of Mr. Clark related to a transaction in the Fund's shares.

REPORT OF THE AUDIT COMMITTEE

At a meeting held on December 11, 2018, the Board of the Fund, a Maryland corporation (the "Fund"), including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2019. Although it is not expected that a representative of KPMG will attend the Meeting, a representative will be available by telephone to make a statement to the stockholders, if the representative wishes to do so, and to respond to stockholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2018 were audited by KPMG. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with PWC its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit Committee has discussed with KPMG the matters required to be discussed by SAS 61 and PCAOB AS 16, as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of the Fund has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2018 be included in the Fund's most recent annual report filed with the Commission.

Rahn K. Porter, Chairman of the Audit Committee
Radhika Ajmera, Member of the Audit Committee
Anthony S. Clark, Member of the Audit Committee
Richard J. Herring, Member of the Audit Committee

Audit Fees

The aggregate fees billed by KPMG for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal year ended October 31, 2018 was $48,210, and for the fiscal year ended October 31, 2017 was $47,500.

Audit-Related Fees

The aggregate fees billed by KPMG and the former independent public accounting firm for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2018 and 2017 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal year ended October 31, 2018 was $8,120, and for the fiscal year ended October 31, 2017 was $8,000.

Other Fees

There were no other fees billed by KPMG for services rendered to the Fund for the fiscal years ended October 31, 2018 and 2017.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which KPMG or the former independent public accounting firm billed the Fund fees for the fiscal years ended October 31, 2018 and 2017 were pre-approved by the Fund's Audit Committee.

The aggregate fees billed by KPMG for non-audit services rendered to Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited), the Fund's investment manager or any entity controlling, controlled by, or under common control with ASIAL that provided ongoing services to the Fund ("Covered Service Providers") for the fiscal year ended October 31, 2018 and October 31, 2017, were respectively, $746,470 and $655,601.

The Audit Committee of the Fund has considered whether the provision of non-audit services rendered to the Fund's investment manager and affiliates of the investment manager of the Fund is compatible with maintaining the independence of KPMG and has concluded it is.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares of common stock as of the Record Date. The information is based on publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Number of Stock and Nature of Beneficial Ownership		Shares of Common Percent of Common Stock Outstanding(1)
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	2,832,060	(2)	21.1%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	2,645,195	(3)	19.7%
Lazard Asset Management LLC 30 Rockefellar Plaza New York, NY 10112	1,341,685	(4)	10.0%
Karpus Management, Inc. 183 Sully's Trail Pittsford, NY 14534	862,376	(5)	6.4%

(1)  The information provided in this column regarding the percent of common stock outstanding is based on the publicly available Schedule 13D, 13F and 13G disclosures filed with the Commission as of the Record Date.

(2)  The above information is based on a Schedule 13G/A filed with the Commission on February 14, 2019, which indicates that 1607 Capital Partners, LLC has sole voting power and sole dispositive power with respect to its 2,832,060 shares of common stock.

(3)  The above information is based on a Schedule 13G/A filed with the Commission on January 22, 2019, which indicates that Wells Fargo & Company has 89,009 shares of common stock with shared voting power and 2,645,195 shares of common stock with shared dispositive power.

(4)  The above information is based on a Schedule 13G/A filed with the Commission on February 12, 2019, which indicates that Lazard Asset Management LLC has sole voting power and sole dispositive power with respect to its 1,341,685 shares of common stock.

(5)  The above information is based on a Schedule 13G/A filed with the Commission on February 14, 2019, which indicates that Karpus Management, Inc. has sole voting power and sole dispositive power with respect to its 862,376 shares of common stock.

Security Ownership of Management. As of the record date, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or internet by officers of the Fund or personnel of ASII. The Fund has retained AST Fund Solutions, LLC ("AST") to assist in the proxy solicitation. The fee for such services is estimated at $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of proxies by AST and with any proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2020 annual meeting of stockholders of the Fund must be received by the Fund, c/o Aberdeen Standard Investments Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not later than January 10, 2020.

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at the 2019 annual meeting of stockholders but not intended to be included in the proxy materials for that meeting must be received by the Fund, c/o Aberdeen Standard Investments Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to June 19, 2020.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

1735 Market Street, 32nd Floor
Philadelphia, PA 19103
May 10, 2019

ANNUAL MEETING OF STOCKHOLDERS OF

ABERDEEN JAPAN EQUITY FUND, INC.

June 19, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting and Proxy Statement

are available at https://www.aberdeenjeq.com/en-us

Please sign, date and mail
your proxy card in the
envelope provided as soon as
possible.

 Please detach along perforated line and mail in the envelope provided.

00000300000000000000 4		061919

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
	1. Election of Rahn Porter to Serve as a Class II Director of the Fund for a Term Expiring on the Date of which the Annual Meeting of Stockholders is Held in the Year 2022

			FOR	AGAINST	ABSTAIN
	Rahn Porter	Class II Director	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ABERDEEN JAPAN EQUITY FUND, INC.

c/o Aberdeen Standard Investments Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 19, 2019

The undersigned stockholder of Aberdeen Japan Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any of them, as proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders (the “Meeting”) of the Fund, to be held at the offices of Aberdeen Standard Investments Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on June 19, 2019 at 10:30 a.m., Philadelphia time, and any and all adjournments or postponements thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast in accordance with the instructions given by the undersigned stockholder, but if this proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast IN FAVOR OF Proposal 1 as set forth in this proxy card. In addition, the votes entitled to be cast by the undersigned will be cast, in the discretion of the proxy holder on such other business as may properly come before the Meeting or any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated by reference.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE
1.1		14475

ANNUAL MEETING OF STOCKHOLDERS OF

ABERDEEN JAPAN EQUITY FUND, INC.

June 19, 2019

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by telephone until 11:59 PM EDT the day before the meeting.	COMPANY NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and Proxy Statement are available at https://www.aberdeenjeq.com/en-us

                   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

00000300000000000000 4	061919

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. Election of Rahn Porter to Serve as a Class II Director of the Fund for a Term Expiring on the Date of which the Annual Meeting of Stockholders is Held in the Year 2022

			FOR	AGAINST	ABSTAIN
	Rahn Porter	Class II Director	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.